SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 10, 2002

TECO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida 33602
(Address of principal executive offices and zip code)

(813) 228-4111
(Registrant’s telephone number, including area code)

Item 5.    Other

In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with the Securities and Exchange Commission (File No. 333-83958), which Registration Statement was declared effective by the Commission on May 6, 2002, TECO Energy, Inc. is filing an Underwriting Agreement dated October 10, 2002 between TECO Energy, Inc. and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein, as Exhibit 1.3 to such Registration Statement and the opinion of Palmer & Dodge LLP, regarding the validity of the common stock to be sold by TECO Energy, Inc. pursuant to such Underwriting Agreement as Exhibit 5.7 to such Registration Statement.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)    Exhibits.

1.3
Underwriting Agreement dated October 10, 2002 between TECO Energy, Inc. and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in Schedule A therein. Filed herewith.

5.7	Opinion of Palmer & Dodge LLP. Filed herewith.

23.8	Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 10, 2002

TECO ENERGY, INC.

By:	/s/ GORDON L. GILLETTE
Gordon L. Gillette Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.3	Underwriting Agreement dated October 10, 2002 between TECO Energy and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein. Filed herewith.

5.7	Opinion of Palmer & Dodge LLP. Filed herewith.

23.8	Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).